MODIFICATION AND AMENDMENT AGREEMENT

THIS MODIFICATION AND AMENDMENT AGREEMENT (“Agreement”) is made effective this 5th day of April, 2007 (the “Effective Date”), by and among Benda Pharmaceutical, Inc., a Delaware corporation (the “Company”), Ever Leader Holdings Limited, a company incorporated under the laws of Hong Kong SAR ("Ever Leader") and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

RECITALS

WHEREAS, the Company, formerly known as Applied Spectrum Technologies, Inc., Ever Leader KI Equity Partners III, LLC and each of the stockholders of Ever Leader, entered into an Exchange Agreement, dated as of September 7, 2006 pursuant to which Ever Leader became a wholly-owned subsidiary of the Company (the "Acquisition") at the close of the Acquisition on November 15, 2006;

WHEREAS, the Company, Ever Leader Holdings Limited, a company incorporated under the laws of Hong Kong SAR ("Ever Leader"), and the Buyers entered into a Securities Purchase Agreement dated November 15, 2006 (the "Securities Purchase Agreement"), pursuant to which the Buyers purchase Units of the Company’s securities for a total of $12,000,000 consisting of (i) 25,961,760 shares of Benda common stock, par value $0.001 per share (the "Common Stock"), and (ii) warrants (the "Warrants") which will be exercisable to purchase up to 25,961,760 shares of Common Stock in accordance with the terms of the Warrants; and

WHEREAS, in connection with the Securities Purchase Agreement, the Company entered into a Registration Rights Agreement with the Buyers (“Registration Rights Agreement"), wherein Benda agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute, and applicable state securities laws;

WHEREAS, in connection with the Securities Purchase Agreement, the Company entered into a Make Good Agreement ("Make Good Agreement") by and among the Company, Ever Leader, Mr. Yiqing Wan and Ms. Wei Xu, Moveup Investments Limited and Computershare Trust Company, Inc. in order to place the Escrow Shares (as defined in the Make Good Escrow Agreement) into an escrow for the benefit of the Buyers in the event that Benda fails to satisfy certain performance thresholds as specified in the Make Good Agreement (collectively, the Securities Purchase Agreement, Warrants, Registration Rights Agreement, and Make Good Agreement are known as the “Transaction Documents”);

WHEREAS, the Company, Ever Leader, and the Buyers desire to enter into this Agreement amending the Transaction Documents to allow for certain issuances of the Company’s securities, including additional purchases of the Company’s equity securities by the Buyers pursuant to the Investment Agreement between the Company and certain Buyers dated April __, 2007 (the “Investment Agreement”); issuances required under the Equity Transfer Agreements entered into with certain shareholders of Shenzhen Sibiono Gene Tech Co., Ltd, effective April __, 2007 (“Equity Transfer Agreements”); and issuances of options pursuant to an approved Qualified Employment Stock Option Plan.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties identified below hereby agree as follows:

1. The Securities Purchase Agreement is hereby amended and modified as follows:

(a) The parties wish to exclude subsequent purchases of the Company’s equity securities by Buyers pursuant to the Investment Agreement; issuances of securities required under the Equity Transfer Agreements; and issuances of options pursuant to an approved Qualified Employment Stock Option Plan from what constitutes a Dilutive Issuance. Accordingly, Section 4(j) of the Securities Purchase Agreement is hereby amended by adding a new sentence at the end of said Section 4(j) which shall read as follows:

“This Section 4(j) shall not apply to additional purchases of the Company’s equity securities by certain Buyers, pursuant to the Investment Agreement between the Company and such Buyers dated April 5, 2007 (the “Investment Agreement”); issuances of securities required under the Equity Transfer Agreements entered into with certain shareholders of Shenzhen Sibiono Gene Tech Co., Ltd, effective April 1, 2007 (“Equity Transfer Agreements”); and issuances of options pursuant to an approved Qualified Employment Stock Option Plan, nor shall such issuances be included in the definition of a Dilutive Issuance.”

(b) The parties further wish to include shares of Common Stock issued and issuable to certain Buyers pursuant to the Investment Agreement, not including any such shares issued pursuant to warrants granted under the Investment Agreement, in determining the Buyers’ respective pro rata portions (referred to as “Basic Amount”) of any Offered Securities to which they will have the right to subscribe and purchase pursuant to Section 4(n)(i) of the Securities Purchase Agreement. Accordingly, Section 4(n)(i)(1) is hereby amended and replaced with the following section:

“(1) The Company shall deliver to each Buyer an irrevocable written notice (the "Offer Notice") of any proposed or intended issuance or sale or exchange (the "Offer") of the securities being offered (the "Offered Securities") in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers the Offered Securities, allocated among such Buyers (a) based on such Buyer's pro rata portion of the sum of (1) the number of Common Shares purchased hereunder plus (2) the number of Common Shares issued and issuable to certain Buyers in connection with the Investment Agreement (other than Warrant Shares, as defined therein) (the "Basic Amount"), and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the "Undersubscription Amount"), which process shall be repeated until the Buyers shall have an opportunity to subscribe for any remaining Undersubscription Amount.”

(c) The parties further wish to exclude subsequent purchases of the Company’s equity securities by certain Buyers pursuant to the Investment Agreement; issuances of securities required under the Equity Transfer Agreements; and issuances of options pursuant to an approved Qualified Employment Stock Option Plan from the restrictions on Additional Issuance of Securities set forth in Section 4(n) of the Securities Purchase Agreement. Accordingly, Section 4(n)(iv) is hereby amended and replaced with the following section:

“(iv) The restrictions contained in subsections (ii) and (iii) of this Section 4(n) shall not apply in connection with the issuance of any Excluded Securities (as defined in the Warrants), nor shall such restrictions apply to any subsequent purchases of the Company’s equity securities by certain Buyers pursuant to the Investment Agreement; issuances of securities required under the Equity Transfer Agreements; and issuances of options pursuant to an approved Qualified Employment Stock Option Plan.”

(d) The parties further wish to amend Section 4(r) of the Securities Purchase Agreement to negate the requirement that the Company provide financial statements for the year ending December 31, 2004 audited by Rotenberg & Company, LP, and to specify that the financial statements for the year ending December 31, 2005 be audited by Kempisty and Company Certified Public Accountants, P.C. Accordingly, Section 4(r) is hereby amended and replaced with the following section:

“(r) Audited Financial Statements. On or prior to the date which is sixty (60) days after the Closing Date (the "Audited Financial Statement Delivery Deadline"), the Company shall deliver to the Buyers its financial statements for the year ending December 31, 2005, audited by Kempisty and Company Certified Public Accountants, P.C., prepared in accordance with generally accepted accounting principles, consistently applied, during each year involved (except as may be otherwise indicated in such financial statements or the notes thereto) and fairly presenting in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for each such year then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).”

2. The Warrants issued in connection with the Transaction Documents on November 15, 2006 are hereby amended and modified as follows:

(a) The parties wish to exclude subsequent purchases of the Company’s equity securities by certain Buyers pursuant to the Investment Agreement; issuances of securities required under the Equity Transfer Agreements; and issuances of options pursuant to an approved Bonafide Employment Stock Option Plan from what constitutes a Dilutive Issuance under the Warrants. Accordingly, Section 2(a) of the Warrants is hereby amended by adding a new subsection Section 2(a)(vi) which shall read as follows:

“(vi) This Section 2(a) shall not apply to additional purchases of the Company’s equity securities by certain Buyers pursuant to the Investment Agreement between the Company and such Buyers dated April __, 2007 (the “Investment Agreement”); issuances of securities required under the Equity Transfer Agreements entered into with certain shareholders of Shenzhen Sibiono Gene Tech Co., Ltd, effective April 1, 2007 (“Equity Transfer Agreements”); and issuances of options pursuant to an approved Qualified Employment Stock Option Plan, nor shall such issuances be included in the definition of a Dilutive Issuance.”

3. The Registration Rights Agreement is hereby amended and modified as follows:

(a) The parties wish to allow subsequent purchases of the Company’s equity securities by certain Buyers pursuant to the Investment Agreement, including any such shares issued pursuant to warrants granted under the Investment Agreement, to be included in the Initial Registration Statement and any Additional Registration Statements, as defined in the Registration Rights Agreement. Accordingly, the last sentence of Section 2(c) of the Registration Rights Agreement is hereby amended and replaced as follows:

“In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders except for (1) up to 2,597,424 shares of Common Stock issuable by the Company upon exercise of warrants issued by the Company to the Placement Agent (as defined in the Securities Purchase Agreement) on the Closing Date and (2) additional purchases of the Company’s equity securities by certain Buyers pursuant to the Investment Agreement between the Company and such Buyers dated April __, 2007 (the “Investment Agreement”).”

(b) The Buyers hereby waive any and all rights to Registration Delay Payments resulting from the Filing Failure whether currently due and owing or hereinafter accrued pursuant to Section 2(g) of the Registration Rights Agreement, except for the February Registration Delay Payment in the amount of $120,000 to be distributed pro rata according to each Buyers initial investment amount.

(c) The parties wish to extend the date that the Company is required to have the Initial Registration Statement declared effective to August 15, 2007. Registration Delay Payments shall only accrue after August 15, 2007. Accordingly, Section 1(n) of the Registration Rights Agreement is hereby amended and replaced as follows:

“(n) “Initial Effectiveness Deadline” means August 15, 2007.”

4. The Make Good Agreement is hereby amended and modified as follows:

(a) The parties wish to negate the requirement that the Company provide financial statements for the year ending December 31, 2004 audited by Rotenberg & Company, to specify that the financial statements for the year ending December 31, 2005 be audited by Kempisty and Company Certified Public Accountants, P.C., and to exclude the financial statements for the year ending December 31, 2004 from the calculation of any and all performance thresholds included in the Make Good Agreement. Accordingly, Recital G of the Make Good Agreement is hereby amended and replaced with the following section:

“G. On or prior to sixty (60) days from the Closing Date of the Securities Purchase Agreement, as defined therein, (the "Audited Financial Statement Delivery Deadline"), the Company is required under the Securities Purchase Agreement to deliver to the Buyers its financial statements for the year ending December 31, 2005, audited by Kempisty and Company Certified Public Accountants, P.C. (the "New Audit Financial Statements"), prepared in accordance with generally accepted accounting principles, consistently applied, during each year involved (except as may be otherwise indicated in such financial statements or the notes thereto) and fairly presenting in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for each such year then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).”

(b) Additionally, Section 2(d)(i) of the Make Good Agreement is hereby amended and replaced with the following section:

“(i) Applied Spectrum shall provide the Investor Agent and the Investors with the New Audited Financial Statements on or before the Audited Financial Statement Delivery Deadline. Concurrently with the release of the New Audited Financial Statements to the Investor Agent and the Investors, (I) the Company shall provide to the Investor Agent and the Investors a written certification as to the amount of (u) Revenue (as defined and calculated under US GAAP) of the Company and its Subsidiaries for the period ended December 31, 2005, as set forth in the New Audit Financial Statements (such Revenue for each such period, the "New Audited Revenue"), (v) Cash Flow from Operations (as defined and calculated under US GAAP) of the Company and its Subsidiaries for the period ended December 31, 2005, as set forth in the New Audit Financial Statements (such Cash Flow from Operations for each such period, the "New Audited Cash Flow from Operations"), (w) Revenue of the Company and its Subsidiaries for the period ended December 31, 2005 as set forth in the financial statements of the Company audited by Moen & Company LLP delivered to the Investor Agent and the Investors on or prior to the Closing Date (such Revenue for each such period, the "Old Audited Revenue"), (x) Cash Flow from Operations of the Company and its Subsidiaries for the period ended December 31, 2005 as set forth in the financial statements of the Company audited by Moen & Company LLP delivered to the Investor Agent and the Investors on or prior to the Closing Date (such Cash Flow from Operations for each such period, the "Old Audited Cash Flow from Operations"), (y) whether (A) the New Audited Revenue is 10% less than the Old Audited Revenue for such corresponding period (the "New Audited Revenue Threshold") or (B) the New Audited Cash Flow from Operations is 10% less than the Old Audited Cash Flow from Operations for such corresponding period (the "New Audited Cash Flow from Operations Threshold") (collectively, the "New Financial Statement Thresholds") and (z) whether the New Financial Statement Thresholds have been met and (II) the Company shall make such New Financial Statements and certification publicly available (as part of an Annual Report on Form 10-KSB or on a Current Report on Form 8-K, or otherwise).”

(c) The parties further wish to include shares of Common Stock issued and issuable to certain Buyers pursuant to the Investment Agreement, not including any such shares issued pursuant to warrants granted under the Investment Agreement, in determining the Buyers’ respective pro rata portions (referred to as “Pro Rata Basis”) of the Escrow Shares pursuant to the terms of the Make Good Agreement.

Accordingly, Section 2(c)(i) is hereby amended and replaced with the following section:

“(i) Investors holding at least 100 shares of Common Stock as of April 10, 2008 (the "Eligible Investors") shall be entitled to receive allocations of the Released Escrow Shares on a Pro Rata Basis. For the purpose of this Agreement, "Pro Rata Basis" means such portion of the Released Escrow Shares equal to the product of (i) the number of Released Escrow Shares (as calculated in accordance with Section 2(b) above) and (ii) the quotient of (x) the number of shares of Common Stock acquired by such Eligible Investor in the Offering or by certain Investors, pursuant to the Investment Agreement between the Company and such Investors dated April __, 2007 (the “Investment Agreement”) and (y) the sum of (1) the number of shares of Common Stock acquired by all Investors in the Offering and (2) the number of Common Shares issued and issuable to certain Investors in connection with the Investment Agreement (other than Warrant Shares, as defined therein). Any distribution of Released Escrow Shares hereunder shall also include a distribution to such Investor of any dividends or other distributions in the Escrow, which were issued or otherwise obtained or deposited with respect to such Released Escrow Shares distributed to such Investor hereunder.

Additionally, Section 2(d)(ii) is hereby amended and replaced with the following section:

“(ii) If either the New Audited Revenue Threshold or the New Audited Cash Flow from Operations Threshold has not been met as determined in accordance with Section 2(d)(i) above, then Applied Spectrum and the Investor Agent shall promptly provide a joint written instruction to the Escrow Agent (the "New Financial Statement Investor Joint Instructions") to deliver as promptly as practicable (such date, the "New Financial Statement Release Date") to each Investor such number of Escrow Shares equal to the product of (x) the New Financial Statement Escrow Shares (as defined below) and (y) the quotient of (A) the number of shares of Common Stock acquired by such Investor in the Offering or by certain Investors pursuant to the Investment Agreement and (B) the sum of (1) the number of shares of Common Stock acquired by all Investors in the Offering and (2) the number of Common Shares issued and issuable to certain Buyers in connection with the Investment Agreement (other than Warrant Shares, as defined therein).. For purposes of this Agreement, "New Financial Statement Escrow Shares") means such number of Escrow Shares equal to the product of (x) one million and (y) the greater of the number of percentage points in excess of 10% in which (A) the Old Audited Revenues exceeds the New Audited Revenues and (B) the Old Audited Cash Flow from Operations exceeds the New Cash Flow From Operations; provided, that such number of New Financial Statement Escrow Shares shall be capped at the total number of Escrow Shares deposited with the Escrow Agent in accordance with Section 1(a).

5. Conflict. When the terms and provisions contained in the Transaction Documents in any way conflict with the terms and provisions contained in this Agreement, the terms and provisions herein contained shall prevail.

6. Except as amended and modified by this Agreement, all of the terms, representations, warranties, covenants, indemnifications, agreements and all other provisions of the Transaction Documents shall continue to remain in full force and effect.

7. Capitalized terms and phrases used in this Agreement without definition shall have the respective meanings set forth in the Securities Purchase Agreement, unless otherwise specified.

8. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

9. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

10. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

11. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

12. Effectiveness Upon Majority Approval. This Agreement will become effective at the time that it is joined into by the Company and the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable under the Securities Purchase Agreement, and the amendments and modifications made hereunder shall be binding on all Buyers and holders of Securities as applicable.

[Signature Page Follows]

IN WITNESS WHEREOF, each Buyer, Ever Leader and the Company have caused their respective signature page to this Modification and Amendment Agreement to be duly executed as of the date first written above.

COMPANY:
BENDA PHARMACEUTICAL, INC.
By:
Name: Yiqing Wan Title: President

EVER LEADER:
EVER LEADER HOLDINGS LIMITED
By:
Name: Yiqing Wan Title: Chief Executive Officer

IN WITNESS WHEREOF, each Buyer, Ever Leader, and the Company have caused their respective signature page to this Modification and Amendment Agreement to be duly executed as of the date first written above.

BUYERS:

Print Name of Investor(s)

By
Name: